================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

          Date of report (Date of earliest event reported): May 8, 2002


                                 Workstream INC.
           ---------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)





           Canada                           001-15503                        N/A
----------------------------         ------------------------       --------------------
(State or Other Jurisdiction         (Commission File Number)         (I.R.S. Employer
    of Incorporation)                                               Identification  No.)



495 March Road, Suite 300, Ottawa, Ontario, Canada                 K2K-3G1
--------------------------------------------------               ----------
     (Address of Principal Executive Offices)                    (Zip Code)

                                 (613) 270 0619
         -------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)


================================================================================

Item 5.    Other Events

                  On May 8, 2002, Workstream Inc. (the "Company") announced it has integrated .NET platform components with its E-Crutier software and is bringing the capabilities to market under E-Cruiter.NET. The text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

         (c)      Exhibits

         Exhibit 99.1 - Press Release issued on May 8, 2002 by the Company.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Workstream Inc.


                                         By:
                                            -----------------------------------
                                         Name:  Michael Mullarkey
                                         Title:   Chief Executive Officer

                                  Exhibit Index



Exhibit 99.1 - Press Release issued on May 8, 2002 by the Company.